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EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-132312 on Form S-8 of our report dated March 31, 2006, appearing in this Annual Report on Form 10-K of Crocs, Inc. for the year ended December 31, 2005.

/s/ Deloitte & Touche LLP
Denver, Colorado
March 31, 2006

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM